UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report: February 2, 1998

                  Entertainment Properties Trust
      (Exact name of registrant as specified in its charter)

          Maryland              1-13561           43-179877
(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)        File Number)  Identification No.)

1200 Main, Suite 3250         Kansas City, Missouri    64105
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (816) 472-1700

                               N/A
  (Former name or former address, if changed since last report.)

Item 2  Acquisition or Disposition of Assets

     As part of the Formation Transactions described in the Company's Registration Statement on Form S-11, Registration No. 33-35281 (the "Registration Statement"), the Company has acquired the megaplex theatre properties described in the following table (the "Properties") from subsidiaries of AMC Entertainment, Inc. ("AMCE"), including American Multi-Cinema, Inc. and its subsidiaries ("AMC"). The Properties constitute all but one of the Initial Properties and one of the Option Properties described in the Registration Statement. All of the Properties are megaplex movie theatres and were purchased for cash with the proceeds of the Company's initial public offering. The Company elected to purchase the Option Property known as Gulfpointe 30 prior to acquiring the last of the Initial Properties (known as South Barrington 30, located in Chicago, Illinois) in light of the relative construction schedules of those two Properties.

                        INITIAL PROPERTIES

Description    Location        Opening        Screens       Seats

Grand 24 /1/   Dallas, TX      5/1/95            24         5,067
Mission Valley
 20 /2/        San Diego, CA   12/1/95           20         4,361
Promenade
  16 /1/       Los Angeles, CA 3/1/96            16         2,860
Ontario Mills
  30 /1/       Los Angeles, CA 12/1/96           30         5,469
Lennox 24 /2/  Columbus, OH    12/1/96           24         4,412
West Olive
  16 /1/       St. Louis, MO   5/1/97            16         2,817
Studio 30 /1/  Houston, TX     5/1/97            30         6,032
Huebner Oaks
  24 /1/       San Antonio, TX 6/1/97            24         4,400
First Colony
  24 /2/       Houston, TX     12/19/97          24         5,098
Oakview
  24 /2/       Omaha, NE       12/19/97          24         5,098
Leawood Town
  Centre /1/   Kansas City, MO 12/19/97          20         2,995


                                                          Ann.
                  Gross          Cost         Acq.        Rent
Description       Sq.Ft.       (1,000's)      Date     (1,000's)

Grand 24 /1/      98,175       18,600         11/24/97      1,953
Mission Valley
  20 /2/          84,352       16,300         11/24/97      1,711
Promenade
  16 /1/         129,822       28,500         11/24/97      2,992
Ontario Mills
  30 /1/         131,534       25,300         11/24/97      2,656
Lennox 24 /2/     98,261       12,900         11/24/97      1,354
West Olive
  16 /1/          60,418       17,800         11/24/97      1,869
Studio 30 /1/    136,154       26,400         11/24/97      2,772
Huebner Oaks
  24 /1/          96,004       16,900         12/22/97      1,774
First Colony
  24 /2/         107,690       19,100         12/22/97      2,005
Oakview 24/2/    107,402       16,700         12/22/97      1,753
Leawood Town
  Centre /1/      75,224       15,800         12/22/97      1,659


                         OPTION PROPERTY

Description    Location        Opening        Screens       Seats

Gulfpoint
  30 /1//3/    Houston, TX     12/19/97          30         6,008

                                                          Ann.
                  Gross          Cost         Acq.        Rent
Description       Sq.Ft.       (1,000's)      Date     (1,000's)

Gulfpoint
   30/1//3/       130,891      25,800         2/02/98     2,709

/1/  Fee simple title acquired.

/2/ Third party ground leased Property. Although the Company is the tenant under the ground leases and has assumed responsibility for performing the obligations thereunder, pursuant to the terms of the Leases with AMC, AMC is responsible for performing the Company's obligations under such ground leases.

3/ Three undeveloped pad sites with an aggregate cost of $1,766,000 were also purchased with this Property.

     It is currently anticipated that the remaining Initial
Property(South Barrington 30) will be acquired in March 1998 consistent with the construction schedule for that Property.

     Each Property has been leased back to AMC in accordance with the terms of a triple net lease at the annual rental rate listed above for each Property.

     The Leases have initial terms ranging from 13 to 15 years and may be extended upon the same terms and conditions for four additional five-year terms at the option of AMC. Each Lease is referred to as a triple net lease in that it requires AMC to pay substantially all expenses associated with the operation of the Properties, such as taxes and other governmental charges, insurance, utilities, service, maintenance and any ground lease payments. Each Lease requires that, for a specified period, AMC shall operate the Property only as a movie theatre and activities incidental thereto. AMC's performance of its obligations under each Lease has been guaranteed by AMCE.

     Peter C. Brown, Chairman of the Board of the Company, is the President, Chief Financial Officer and a director of AMCE. Mr. Brown is also Executive Vice President, Chief Financial Officer and a director of AMC. Robert C. Harris, President, Chief Development Officer and a trustee of the Company, is the former Senior Vice President of AMC in charge of its international affairs.

     The purchase price for each Property was determined by the management of both AMCE and the Company as the cost of developing and constructing such Property.

     The Lease payment obligations with respect to each Property were determined by the management of AMCE and the Company and were not negotiated on an arms-length basis. The Lease payments are based on an initial capitalization rate of 10.5%, which the Company believes reflects the fair market value of the Properties to the Company based on rates for comparable triple net lease transactions.

     The Properties will be operated by AMC as megaplex movie theatres under the terms of each Lease.

     The cost of the undeveloped land parcels purchased as part of the Gulf Pointe 30 acquisition was determined by the management of both AMCE and the Company based on the estimated market value for such parcels less estimated marketing and selling costs. It is the Company's intention that the pad sites be developed as restaurant locations and leased to restaurant operators.

     The description of the Properties and underlying Lease terms contained in the Prospectus which is a part of the Registration
Statement under the captions "Business of the Company and its Properties," "Leases" and "The Formation Transactions" is incorporated by reference in this Report.

    CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     WITH THE EXCEPTION OF HISTORICAL INFORMATION, THIS REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND IDENTIFIED
BY SUCH WORDS AS "WILL BE," "INTENDED," "CONTINUE," "BELIEVE,"
"MAY," "EXPECT," "HOPE," "ANTICIPATE," "GOAL," "FORECAST" OR
OTHER COMPARABLE TERMS.  THE COMPANY'S ACTUAL FINANCIAL
CONDITION, RESULTS OF OPERATIONS OR BUSINESS MAY VARY MATERIALLY
FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS AND INVOLVE VARIOUS RISKS AND UNCERTAINTIES, INCLUDING BUT NOT
LIMITED TO THE FOLLOWING:

          . The Company's initial dependence on a single tenant and lease guarantor for its lease revenues and ability to make distributions to its shareholders

          . Potential conflicts of interest involving the Company and its initial tenant and lease guarantor

          . Competition from other entities providing capital to the entertainment industry

          .    Dependence on key personnel

          . Operating risks in the entertainment industry that may affect the operations of the Company's tenants

          . Tax risks arising from the Company's intention to qualify as a REIT

          .    Interest rates and availability of debt financing

          .    General real estate investment risks

          .    Other risks and uncertainties

     INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH
FORWARD-LOOKING STATEMENTS, AND ARE ENCOURAGED TO REVIEW THE RISK
FACTORS IDENTIFIED IN THE COMPANY'S PROSPECTUS CONTAINED IN THE
REGISTRATION STATEMENT ON FORM S-11.

Item 7  Financial Statements and Exhibits

     (a) Financial statements of business acquired. The Company will not operate any of the Properties, but is instead leasing the Properties to AMC in accordance with triple net Leases guaranteed by AMCE. Each Property is being used entirely by AMC in its business pursuant to a net Lease from the Company and is not being used in any significant way for rental to third parties. Accordingly, consolidated financial statements of AMCE, as guarantor of the Leases, have been provided in lieu of operating statements for each of the Properties.

          For information with respect to the financial condition and results of operations of AMCE and subsidiaries (including AMC), reference is made to the unaudited Condensed Pro Forma Financial Statements and notes thereto of AMC Entertainment, Inc. and subsidiaries for the twenty-six week period ended October 2, 1997 and the year (53 weeks) ended April 3, 1997; the unaudited Financial Statements and notes thereto of AMC
          Entertainment, Inc. and subsidiaries as of October 2, 1997 and April 3, 1997 and for the twenty-six weeks ended October 2, 1997 and September 26, 1996; and the Consolidated Financial Statements of AMC Entertainment,
          Inc. and subsidiaries and report thereon of independent accountants for the year (53 weeks) ended April 3, 1997 and years (52 weeks) ended March 28, 1996 and March 30,
          1995 contained in the Registration Statement and incorporated by reference into this Report.

     (b) Pro forma financial information - For forecast financial information reflecting the acquisition of the Initial Properties reference is made to "The Company's Selected Financial Information" contained in the Registration Statement and incorporated by reference in this Report. In accordance with instruction b.3 to Form 8-K, the forecast financial information contained in the Registration Statement is deemed to be substantially the same as that which would be provided in reflecting the acquisition of the Initial Properties discussed in this Report.

     (c)  Exhibits


          EXHIBIT NO.              DESCRIPTION

          10.1 Form of Agreement of Sale and Purchase between the Company and American Multi-Cinema, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement)

          10.2 Form of Option Agreement between the Company and American Multi-Cinema, Inc. (incorporated by reference to Exhibit
                         10.2 to the Registration Statement)

          10.3 Form of Option Agreement between the Company and Clip Funding, Limited (incorporated by reference to Exhibit
                         10.3 to the Registration Statement)

          10.5 Form of Lease entered into between the Company and American Multi-Cinema, Inc. (incorporated by reference to Exhibit
                         10.5 to the Registration Statement)

          10.6 Form of Guaranty of Lease between the Company and AMC Entertainment, Inc. (incorporated by reference to Exhibit
                         10.6 to the Registration Statement)

          EXHIBIT NO.              DESCRIPTION

          99 Sections of the Prospectus contained in the Registration Statement and entitled "The Company's Selected Financial Information," "Business of the Company and its Properties," Leases" and "The Formation Transactions," and the financial statements of AMCE and subsidiaries identified in Item 7(a).

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENTERTAINMENT PROPERTIES TRUST


Date:  February 17, 1998      By  /s/ Scottt Christian
                                   Scott Christian, Treasurer

                          EXHIBIT INDEX


          Exhibit             Description


          99 Sections of the Prospectus contained in the Registration Statement and entitled "The Company's Selected Financial Information," "Business of the Company and its Properties," Leases" and "The Formation Transactions," and the financial statements of AMCE and subsidiaries identified in Item 7(a).